Exhibit 99.1

FOR IMMEDIATE RELEASE:

WESTERN DIGITAL ANNOUNCES FINANCIAL RESULTS FOR

FIRST QUARTER FISCAL YEAR 2019

SAN JOSE, Calif. — OCT. 25, 2018 — Western Digital Corp. (NASDAQ: WDC) today reported revenue of $5.0 billion for its first fiscal quarter ended Sept. 28, 2018. Operating income was $686 million with net income of $511 million, or $1.71 per share. Excluding certain non-GAAP adjustments, the company achieved non-GAAP operating income of $1.1 billion and non-GAAP net income of $906 million, or $3.04 per share.

In the year-ago quarter, the company reported revenue of $5.2 billion, operating income of $905 million and net income of $681 million, or $2.23 per share. Non-GAAP operating income in the year-ago quarter was $1.4 billion and non-GAAP net income was $1.1 billion, or $3.56 per share.

The company generated $705 million in cash from operations during the first fiscal quarter of 2019, ending with $4.8 billion of total cash, cash equivalents and available-for-sale securities. The company returned $711 million to shareholders through share repurchases and dividends. On Aug. 1, 2018, the company declared a cash dividend of $0.50 per share of its common stock, which was paid to shareholders on Oct. 15, 2018.

“Our fiscal first quarter results reflected strength in capacity enterprise, surveillance hard drives and embedded flash solutions, with each growing revenue over 30% from the year ago quarter,” said Steve Milligan, chief executive officer of Western Digital. “However, strength in these end markets was offset by ongoing declines in flash pricing. A more challenging global business environment and the corresponding economic impacts are contributing to a more conservative demand outlook for our products. In response to these conditions, we are taking immediate actions to align our flash output with projected demand. We remain focused on successfully navigating the current market conditions as we continue to build the Western Digital platform for long-term success and industry leadership.”

Western Digital Announces Financial Results for First Quarter Fiscal Year 2019

The investment community conference call to discuss these results and the company’s guidance for the second fiscal quarter of 2019 will be broadcast live online today at 2:30 p.m. Pacific/5:30 p.m. Eastern. The live and archived conference call/webcast, the company’s guidance for the second fiscal quarter and the earnings presentation can be accessed online at investor.wdc.com. The telephone replay number in the U.S. is 1(855) 859-2056 or +1(404) 537-3406 for international callers. The required conference ID is 7955737.

About Western Digital®

Western Digital creates environments for data to thrive. The company is driving the innovation needed to help customers capture, preserve, access and transform an ever-increasing diversity of data. Everywhere data lives, from advanced data centers to mobile sensors to personal devices, our industry-leading solutions deliver the possibilities of data. Western Digital data-centric solutions are marketed under the G-Technology™, HGST, SanDisk®, Tegile™, Upthere™ and WD® brands. Financial and investor information is available on the company’s Investor Relations website at investor.wdc.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the company’s preliminary financial results for its first fiscal quarter ended Sept. 28, 2018; platform and product portfolio; market positioning; growth opportunities; and actions to align our flash output with projected demand. These forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. The preliminary financial results for the company’s first fiscal quarter ended Sept. 28, 2018, included in this press release represent the most current information available to management. The company’s actual results when disclosed in its Form 10-Q may differ from these preliminary results as a result of the completion of the company’s financial closing procedures; final adjustments; completion of the review by the company’s independent registered accounting firm; and other developments that may arise between now and the disclosure of the final results. Other risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include: volatility in global economic conditions; business conditions and growth in the storage ecosystem; impact of competitive products and pricing; market acceptance and cost of commodity materials and specialized product components; actions by competitors; unexpected advances in competing technologies; our development and introduction of products based on new technologies and expansion into new data storage markets; risks associated with acquisitions, mergers and joint ventures; difficulties or delays in manufacturing; the outcome of legal proceedings; and other risks and uncertainties listed in the company’s filings with the Securities and Exchange Commission (the “SEC”), including the company’s Form 10-K filed with the SEC on Aug. 24, 2018, to which your attention is directed. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update these forward-looking statements to reflect new information or events.

Western Digital Announces Financial Results for First Quarter Fiscal Year 2019

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Western Digital, the Western Digital logo, G-Technology, HGST, SanDisk, Tegile, Upthere and WD are registered trademarks or trademarks of Western Digital Corporation or its affiliates in the US and/or other countries.

Company contacts: Western Digital Corp.
Investor Contact: T. Peter Andrew 949.672.9655 peter.andrew@wdc.com investor@wdc.com	Media Contact: Jim Pascoe 408.717.6999 jim.pascoe@wdc.com

WESTERN DIGITAL CORPORATION

PRELIMINARY CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions; unaudited; on a US GAAP basis)

	Sept. 28, 2018	June 29, 2018
ASSETS
Current assets:
Cash and cash equivalents	$4,646	$5,005
Accounts receivable, net	2,219	2,197
Inventories	3,119	2,944
Other current assets	587	492

Total current assets	10,571	10,638
Property, plant and equipment, net	3,054	3,095
Notes receivable and investments in Flash Ventures	2,028	2,105
Goodwill	10,072	10,075
Other intangible assets, net	2,404	2,680
Other non-current assets	576	642

Total assets	$28,705	$29,235

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,081	$2,265
Accounts payable to related parties	286	259
Accrued expenses	1,305	1,274
Accrued compensation	500	479
Current portion of long-term debt	213	179

Total current liabilities	4,385	4,456
Long-term debt	10,930	10,993
Other liabilities	2,015	2,255

Total liabilities	17,330	17,704
Total shareholders’ equity	11,375	11,531

Total liabilities and shareholders’ equity	$28,705	$29,235

WESTERN DIGITAL CORPORATION

PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share amounts; unaudited; on a US GAAP basis)

	Three Months Ended
	Sept. 28, 2018	Sept. 29, 2017
Revenue, net	$5,028	$5,181
Cost of revenue	3,364	3,268

Gross profit	1,664	1,913

Operating expenses:
Research and development	576	592
Selling, general and administrative	356	364
Employee termination, asset impairment and other charges	46	52

Total operating expenses	978	1,008

Operating income	686	905
Interest and other expense, net	(103)	(195)

Income before taxes	583	710
Income tax expense	72	29

Net income	$511	$681

Income per common share:
Basic	$1.75	$2.31

Diluted	$1.71	$2.23

Weighted average shares outstanding:
Basic	292	295

Diluted	298	306

WESTERN DIGITAL CORPORATION

PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions; unaudited; on a US GAAP basis)

	Three Months Ended
	Sept. 28, 2018	Sept. 29, 2017
Operating Activities
Net income	$511	$681
Adjustments to reconcile net income to net cash provided by operations:
Depreciation and amortization	480	533
Stock-based compensation	79	97
Deferred income taxes	201	36
Loss on disposal of assets	2	1
Write-off of issuance costs and amortization of debt discounts	9	10
Other non-cash operating activities, net	20	11
Changes in:
Accounts receivable, net	(22)	(148)
Inventories	(175)	44
Accounts payable	(77)	(146)
Accounts payable to related parties	27	20
Accrued expenses	34	164
Accrued compensation	20	(38)
Other assets and liabilities, net	(404)	(132)

Net cash provided by operating activities	705	1,133

Investing Activities
Purchases of property, plant and equipment, net	(277)	(155)
Activity related to Flash Ventures, net	29	(131)
Acquisitions, net of cash acquired	—	(93)
Investment activity, net	(2)	(22)
Strategic investments and other, net	(9)	23

Net cash used in investing activities	(259)	(378)

Financing Activities
Employee stock plans, net	(58)	(41)
Repurchases of common stock	(563)	—
Dividends paid to shareholders	(148)	(147)
Settlement of debt hedge contracts	—	26
Repayment of debt	(38)	(62)

Net cash used in financing activities	(807)	(224)

Effect of exchange rate changes on cash	2	1

Net increase (decrease) in cash and cash equivalents	(359)	532
Cash and cash equivalents, beginning of period	5,005	6,354

Cash and cash equivalents, end of period	$4,646	$6,886

WESTERN DIGITAL CORPORATION

PRELIMINARY RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(in millions, except per share amounts; unaudited)

	Three Months Ended
	Sept. 28, 2018	Sept. 29, 2017
GAAP cost of revenue	$3,364	$3,268
Amortization of acquired intangible assets	(235)	(279)
Stock-based compensation expense	(11)	(13)
Charges related to cost saving initiatives	(1)	13

Non-GAAP cost of revenue	$3,117	$2,989

GAAP gross profit	$1,664	$1,913
Amortization of acquired intangible assets	235	279
Stock-based compensation expense	11	13
Charges related to cost saving initiatives	1	(13)

Non-GAAP gross profit	$1,911	$2,192

GAAP operating expenses	$978	$1,008
Amortization of acquired intangible assets	(41)	(40)
Stock-based compensation expense	(68)	(84)
Employee termination, asset impairment and other charges	(46)	(52)
Acquisition-related charges	—	(4)
Charges related to cost saving initiatives	(3)	(9)

Non-GAAP operating expenses	$820	$819

GAAP operating income	$686	$905
Cost of revenue adjustments	247	279
Operating expense adjustments	158	189

Non-GAAP operating income	$1,091	$1,373

GAAP interest and other expense, net	$(103)	$(195)
Convertible debt activity, net	7	—
Other	(3)	(5)

Non-GAAP interest and other expense, net	$(99)	$(200)

GAAP income tax expense	$72	$29
Income tax adjustments	14	55

Non-GAAP income tax expense	$86	$84

	Three Months Ended
	Sept. 28, 2018	Sept. 29, 2017
GAAP net income	$511	$681
Amortization of acquired intangible assets	276	319
Stock-based compensation expense	79	97
Employee termination, asset impairment and other charges	46	52
Acquisition-related charges	—	4
Charges related to cost saving initiatives	4	(4)
Convertible debt activity, net	7	—
Other	(3)	(5)
Income tax adjustments	(14)	(55)

Non-GAAP net income	$906	$1,089

Diluted income per common share:
GAAP	$1.71	$2.23

Non-GAAP	$3.04	$3.56

Diluted weighted average shares outstanding:
GAAP	298	306

Non-GAAP	298	306

To supplement the condensed consolidated financial statements presented in accordance with U.S. generally accepted accounting principles (“GAAP”), the table above sets forth non-GAAP cost of revenue; non-GAAP gross profit; non-GAAP operating expenses; non-GAAP operating income; non-GAAP interest and other expense, net; non-GAAP income tax expense; non-GAAP net income; and non-GAAP diluted income per common share (“Non-GAAP measures”). These Non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with GAAP and may be different from Non-GAAP measures used by other companies. The company believes the presentation of these Non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors for measuring the company’s earnings performance and comparing it against prior periods. Specifically, the company believes these Non-GAAP measures provide useful information to both management and investors as they exclude certain expenses, gains and losses that the company believes are not indicative of its core operating results or because they are consistent with the financial models and estimates published by many analysts who follow the company and its peers. As discussed further below, these Non-GAAP measures exclude the amortization of acquired intangible assets, stock-based compensation expense, employee termination, asset impairment and other charges, acquisition-related charges, charges related to cost saving initiatives, convertible debt activity, other adjustments, and income tax adjustments, and the company believes these measures along with the related reconciliations to the GAAP measures provide additional detail and comparability for assessing the company’s results. These Non-GAAP measures are some of the primary indicators management uses for assessing the company’s performance and planning and forecasting future periods. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.

As described above, the company excludes the following items from its Non-GAAP measures:

Amortization of acquired intangible assets. The company incurs expenses from the amortization of acquired intangible assets over their economic lives. Such charges are significantly impacted by the timing and magnitude of the company’s acquisitions and any related impairment charges.

Stock-based compensation expense. Because of the variety of equity awards used by companies, the varying methodologies for determining stock-based compensation expense, the subjective assumptions involved in those determinations, and the volatility in valuations that can be driven by market conditions outside the company’s control, the company believes excluding stock-based compensation expense enhances the ability of management and investors to understand and assess the underlying performance of its business over time and compare it against the company’s peers, a majority of whom also exclude stock-based compensation expense from their non-GAAP results.

Employee termination, asset impairment and other charges. From time-to-time, in order to realign the company’s operations with anticipated market demand or to achieve cost synergies from the integration of acquisitions, the company may terminate employees and/or restructure its operations. From time-to-time, the company may also incur charges from the impairment of intangible assets and other long-lived assets. These charges (including any reversals of charges recorded in prior periods) are inconsistent in amount and frequency, and the company believes are not indicative of the underlying performance of its business.

Acquisition-related charges. In connection with the company’s business combinations, the company incurs expenses which it would not have otherwise incurred as part of its business operations. These expenses include third-party professional service and legal fees, third-party integration services, severance costs, non-cash adjustments to the fair value of acquired inventory, contract termination costs, and retention bonuses. The company may also experience other accounting impacts in connection with these transactions. These charges and impacts are related to acquisitions, are inconsistent in amount and frequency, and the company believes are not indicative of the underlying performance of its business.

Charges related to cost saving initiatives. In connection with the transformation of the company’s business, the company has incurred charges related to cost saving initiatives which do not qualify for special accounting treatment as exit or disposal activities. These charges, which the company believes are not indicative of the underlying performance of its business, primarily relate to costs associated with rationalizing the company’s channel partners or vendors, transforming the company’s information systems infrastructure, integrating the company’s product roadmap, and accelerated depreciation on assets.

Convertible debt activity, net. The company excludes non-cash economic interest expense associated with its convertible notes, the gains and losses on the conversion of its convertible senior notes and call option, and unrealized gains and losses related to the change in fair value of the exercise option and call option. These charges and gains and losses do not reflect the company’s operating results, and the company believes are not indicative of the underlying performance of its business.

Other adjustments. From time-to-time, the company sells or impairs investments or other assets which are not considered necessary to its business operations, or incurs other charges or gains that the company believes are not a part of the ongoing operation of its business. The resulting expense or benefit is inconsistent in amount and frequency.

Income tax adjustments. Income tax adjustments include the difference between income taxes based on a forecasted annual non-GAAP tax rate and a forecasted annual GAAP tax rate as a result of the timing of certain non-GAAP pre-tax adjustments. Additionally, the income tax adjustments include the impact of updated estimates to the provisional one-time mandatory deemed repatriation tax as a result of the Tax Cuts and Jobs Act.